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                                                                   Exhibit 10.12


                              EMPLOYMENT AGREEMENT

         AGREEMENT dated and effective the 2nd day of January 1993, between Open Solutions Inc., a Delaware corporation, with a place of business at 330 Merline Road, Vernon, Connecticut 06066 ("Employer") and Graham Gurney, individually, with a residence at 64 Davids Way, Bedford Hills, New York ("Employee").

         WHEREAS, the Employee has various business skills, including skills relating to the development of data processing software and Employee desires to apply such skills for the benefit of Employer; and

         NOW, THEREFORE, base upon the mutual covenants contained herein and other good and valuable consideration, intending to be legally bound, the parties hereto agree as follows:


                       SECTION I SCOPE OF AGREEMENT & TERM

         Employer hereby employs Employee and Employee hereby accepts such employment on the terms and conditions set forth in this AGREEMENT beginning January 2, 1993 and continuing thereafter on a month to month basis unless terminated or cancelled as provided for in this AGREEMENT.

                         SECTION II DUTIES OF EMPLOYEE

         Employee shall perform services for Employer as requested by Employer and will diligently perform such services rendering Employee's best efforts in the performance of such services.

                         SECTION III DUTIES OF EMPLOYER

         Employer shall compensate Employee, reimburse Employee's expenses, and provide such other benefits to Employee as may be stipulated in Schedule A to this AGREEMENT. All applicable laws, rules and regulations shall be adhered to by Employer and Employee.

                       SECTION IV RESTRICTIONS ON EMPLOYEE

         Due to the special nature of the contribution, of Employee to Employer, Employee agrees that Employee shall not, directly or indirectly, as a current or former employee of Employer, for a period of two (2) years from the date such employee status ends for any reason, directly or indirectly, compete with Employer in the business which Employer is engaged, that being the development and marketing of a client server banking package. Furthermore, during this period of time Employee agrees not to, directly or indirectly, engage in any other business venture,






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as an employee, a proprietor or otherwise an interested party, which competes with the business which Employer is engaged, in or develop or market a competitive or like product or service to any product or service offered by Employer in such business and shall not, directly or indirectly, take any action which directs from Employer any business opportunity within the scope of such business of Employer nor cause or influence any employee, client, supplier, agent, consultant or advisor of Employer to cease or diminish such party's dealings with Employer. The AGREEMENT and all information regarding the AGREEMENT, including, the terms and content thereof and the negotiation therefore, shall not be disclosed by Employee or Employer except to the extent required by law.

                       SECTION V PROPRIETARY INFORMATION &
                    CONFIDENTIALITY & PROTECTION OF PROPERTY

         All material and information of Employer shall remain property of Employer. Employee hereby irrevocably and unconditionally transfers and assigns to Employer and Employer shall retain, all right, title and interest in material or information, including software and all code and documentation relating thereto, generated or provided to Employer by Employee, either jointly or separately with Employer, whether heretofore or hereafter generated, including all copyrightable and patentable works. Employee agrees not to use or disclose, publish, release, transfer, or otherwise make available to any third party, any material or information of the Employer including, any work created by Employer, and Employee acknowledges that such material and information constitute a valuable asset of Employer. Employee agrees not to remove any property from Employer's premises without the express prior written consent of Employer.

         This provision shall not be construed as restricting Employee from engaging in other creative activities, such as the writing of a magazine article, provided Employee otherwise honors the provisions of this AGREEMENT.

                          SECTION VI EMPLOYER'S RIGHTS

         Employee acknowledges that the restrictions and limitations imposed hereby upon Employee are reasonable in light of the opportunity presented by this AGREEMENT and the express benefits conferred upon Employee by this AGREEMENT. Employee agrees that Employer has a legitimate interest in fully protecting: (i) Employer's proprietary material and information, (ii) Employer's relationships with Employer's clients and suppliers and other parties, and (iii) Employer's position in the marketplace.




                                       -2-


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                    SECTION VII TERMINATION AND CANCELLATION

         This Agreement is subject to termination by either party for convenience upon fifteen (15) days prior written notice from one party to the other party. This AGREEMENT is subject to cancellation by either party upon prior written notice to the other party in the event the other party has breached a material provision of this AGREEMENT. THE PAYMENT, NON-COMPETITION, CONFIDENTIALITY AND PROPRIETARY RIGHTS PROVISIONS OF THIS AGREEMENT SHALL SURVIVE THE TERMINATION OR CANCELLATION OF THIS AGREEMENT.

                         SECTION VIII GENERAL PROVISIONS

         Neither party may assign, subcontract, delegate, or otherwise transfer any part of this AGREEMENT without the express written consent of the other party.

         This AGREEMENT constitutes the entire understanding and AGREEMENT between the parties with respect to its subject matter, all agreements, understandings, representations, proposals, course of dealing, course of performance or usage of trade, statements and negotiations to the contrary notwithstanding.

         No amendment to this AGREEMENT shall be effective unless it is in writing and signed by Employer and Employee. All notices shall be in writing and addressed to the parties at the addresses set forth above. No term hereof shall be deemed waived and no breach excused unless such waiver or consent shall be in writing and signed by the party against whom waiver or consent is claimed The terms and conditions hereof supplement and do not replace or modify all laws, regulations and rules otherwise applicable to employment.

         This AGREEMENT shall be deemed to have been made in the State of New Jersey and shall be governed and construed in accordance with the local laws of the State of New Jersey. The sole and exclusive forum for the determination of any claims asserted or causes of action based on or arising out of this AGREEMENT shall be the state and federal courts located in the State of New Jersey and the parties expressly submit to the jurisdiction thereof.





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         IN WITNESS WHEREOF, the parties hereby execute this AGREEMENT.


Accepted and Agreed:                         Accepted and Agreed:


OPEN SOLUTIONS INC.                          GRAHAM GURNEY

By: /s/ Clifford I. Waggoner                 By: /s/ Graham Gurney
    ------------------------------               ------------------------------
    Name: Clifford I. Waggoner                   Name: Graham Gurney
    Title: President

Date: January 2, 1993                        Date: January 2, 1993


The AGREEMENT is hereby unanimously ratified and approved by the members of the Board of Directors and shareholders of Employer as set forth herein.



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                               OPEN SOLUTIONS INC.

                   UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS

                              DATE: JANUARY 2, 1993

         RESOLVED, The employment AGREEMENT between OPEN SOLUTIONS
INC. and Graham Gurney is hereby unanimously ratified and approved by all members of the Employer's Board of Directors.



By: /s/ Clifford I. Waggoner
    ------------------------------------
    Clifford I. Waggoner, Chairman
    Board of Directors



By: /s/ Arnold Pelligrinelli
    ------------------------------------
    Arnold Pelligrinelli, Member
    Board of Directors



By: /s/ Paul Rothstein
    ------------------------------------
    Paul Rothstein, Member
    Board of Directors



By: /s/ Glenn A. Field
    ------------------------------------
    Glenn A. Field, Member
    Board of Directors



By: /s/ Graham Gurney
    ------------------------------------
    Graham Gurney, Member
    Board of Directors




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                               OPEN SOLUTIONS INC.

                        UNANIMOUS CONSENT OF SHAREHOLDERS

                              DATE: JANUARY 2, 1993

         RESOLVED, The employment AGREEMENT between OPEN SOLUTIONS
INC. and Graham Gurney is hereby unanimously ratified and approved by all the shareholders of Employer.


By: /s/ Graham Gurney
    ------------------------------------
    Graham Gurney


By: /s/ Arnold Pelligrinelli
    ------------------------------------
    Arnold Pelligrinelli


By: /s/ Paul Rothstein
    ------------------------------------
    Paul Rothstein


By: /s/ Clifford Waggoner
    ------------------------------------
    Clifford Waggoner


By: /s/ Glenn A. Field
    ------------------------------------
    Glenn A. Field





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                                   SCHEDULE A


         SALARY. All services rendered by Employee pursuant to this AGREEMENT, both during and outside of normal working hours, shall be without compensation.

         EXPENSES. An expense account will be maintained by Employer for Employee, pursuant to which, Employee shall be reimbursed by Employer for all reasonable and customary out of pocket expenses, actually incurred by Employee in the conduct of Employer's business, based upon full and complete itemized vouchers, submitted promptly in accordance with Employer's procedures.

         OTHER BENEFITS. At Employer's sole expense, (except as to any benefits for which an Employee contribution is standard policy of Employer) Employee will receive health insurance, and other benefits regularly offered by Employer to all other employees of Employer.

         BONUS PROVISION. This bonus provision applies only in the event Employer pays, in whole or in part, a certain deferred payment obligation to Prince-Roth Information Systems Management, Inc. ("PRISM") pursuant to a certain Professional Services AGREEMENT between Employer and PRISM of the 1st day of July 1992, in which event Employee shall receive, one third (1/3) of the amount paid by Employer to PRISM for each such payment, as a bonus payment, payable in the calendar year in which the deferred payment obligation of Employer to PRISM is paid.




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                      EMPLOYMENT AGREEMENT MODIFICATION #1


         The AGREEMENT dated and effective the 2nd day of January 1993, between Open Solutions Inc., a Delaware corporation, with a place of business at 330 Merline Road, Vernon, Connecticut 06066 ("Employer") and Graham Gurney, individually, with a residence at 64 Davids Way, Bedford Hills, New York ("Employee") is modified as follows:

         Schedule A is modified such that the reference to one third (1/3) in the Bonus Provision thereof shall read one half (1/2).

         IN WITNESS WHEREOF, the parties hereby execute this AGREEMENT.


Accepted and Agreed:                         Accepted and Agreed:


OPEN SOLUTIONS INC.                          GRAHAM GURNEY

By: /s/ Clifford I. Waggoner                 By: /s/ Graham Gurney
    ------------------------------               ------------------------------
    Name: Clifford I. Waggoner                   Name: Graham Gurney
    Title: President

Date: January 15, 1993                        Date: January 15, 1993








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                               OPEN SOLUTIONS INC.
                   UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS

                             DATE: JANUARY 15, 1993


         RESOLVED, The employment AGREEMENT between OPEN SOLUTIONS INC. and Graham Gurney is hereby unanimously ratified and approved by all members of Employer's Board of Directors as modified:


By: /s/ Clifford I. Waggoner
    ------------------------------------
    Clifford I. Waggoner, Chairman
    Board of Directors



By: /s/ Arnold Pelligrinelli
    ------------------------------------
    Arnold Pelligrinelli, Member
    Board of Directors



By: /s/ Paul Rothstein
    ------------------------------------
    Paul Rothstein, Member
    Board of Directors



By: /s/ Glenn A. Field
    ------------------------------------
    Glenn A. Field, Member
    Board of Directors



By: /s/ Graham Gurney
    ------------------------------------
    Graham Gurney, Member
    Board of Directors




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                               OPEN SOLUTIONS INC.

                        UNANIMOUS CONSENT OF SHAREHOLDERS

                             DATE: JANUARY 15, 1993


         RESOLVED, The employment AGREEMENT between OPEN SOLUTIONS INC. and Graham Gurney is hereby unanimously ratified and approved by all the shareholders of Employer as modified.



By: /s/ Graham Gurney
    ------------------------------------
    Graham Gurney


By: /s/ Arnold Pelligrinelli
    ------------------------------------
    Arnold Pelligrinelli


By: /s/ Paul Rothstein
    ------------------------------------
    Paul Rothstein


By: /s/ Clifford Waggoner
    ------------------------------------
    Clifford Waggoner


By: /s/ Glenn A. Field
    ------------------------------------
    Glenn A. Field









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                      EMPLOYMENT AGREEMENT MODIFICATION #2

     The AGREEMENT dated and effective the 2nd day of January 1994, between Open Solutions Inc., a Delaware Corporation, with a place of business at 330 Merline Road, Vernon, Connecticut 06066 ("Employer") and Graham Gurney, individually, with a residence at 64 Davids Way, Bedford Hills ("Employee") is modified as follows:

     Schedule A is modified such that the bonus provisional thereof is permanently deleted as of the original effective date of the AGREEMENT and Employee shall not be entitled to and OSI shall not be required to pay any bonus payment of other bonus compensation thereunder, notwithstanding any payment by Employer to Prince-Roth Information Systems, Management, Inc., T/A "PRISM".

     Schedule A is modified such that the annual salary to by paid by Employer to Employee shall be increased to $100,000.00.

     IN WITNESS WHEREOF, the parties hereby execute this AGREEMENT.



Accepted and Agreed:                           Accepted and Agreed:

OPEN SOLUTIONS INC.                            GRAHAM GURNEY


By: /s/ Clifford I. Waggoner                   By: /s/ Graham Gurney
    ------------------------                       ------------------------

Name: Clifford I. Waggoner                     Name: Graham Gurney
      ----------------------                         ----------------------

Title: President                                      January 27, 1994
      ----------------------                   Date: ----------------------

Date: January 27, 1994
      ----------------------